Financial Risk Management	12 Months Ended
Dec. 31, 2017
Financial Instruments [Abstract]
Financial Risk Management
Financial Risk Management
The Company’s activities expose it to certain financial risks, including currency risk, interest rate risk, credit risk and liquidity risk.
Currency Risk
The Company is exposed to currency risk related to the fluctuation of foreign exchange rates. The Company operates primarily in USD, GBP and European Euro ("EUR"). Foreign exchange risk arises from future commercial transactions, recognized assets and liabilities and net investments in foreign operations.
A portion of the Company’s business is with customers in continental Europe and other foreign markets with transactions completed in foreign currencies. The Company’s policy, where considered appropriate, is to minimize all currency exposures on any balance not expected to mature within 60 days of its arising.
The Company does not believe it is exposed to currency risk on its net assets denominated in Barbados dollars as the currency is fixed to the U.S. dollar. The Company, however, is exposed to currency risk through its net assets denominated in Canadian dollars, the effect of which is insignificant.
The table below shows the extent to which the Company has net monetary assets (liabilities) in currencies other than the functional currency of the Company.

As at	Dec 31, 2017	Dec 31, 2016
(Amounts in USD)
GBP	114,865	95,943
Euro	11,403	13,024
Indian Rupees	14,866	9,600
Swedish Krona	8,040	10,505
Australian Dollars	4,038	4,392
South African Rand	4,781	2,509
Papua New Guinea Kina	3,179	3,073
Canadian Dollars	447	(465)
Other	10,856	10,104
Total	172,475	148,685

The Company's derivative financial instruments consisted of the Currency Swaps entered into to reduce the Company's exposure to exchange rate fluctuations between GBP and USD, which have been terminated effective October 23, 2017. Refer to Note 13 for further details.
Interest Rate Risk
Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The long-term debt which bears interest at floating rates is subject to interest rate cash flow risk resulting from market fluctuations in interest rates. Contingent consideration payable and certain long-term debt bear interest at a fixed rate of interest, and as such are subject to interest rate price risk resulting from changes in fair value from market fluctuations in interest rates. A 1% appreciation (depreciation) in the interest rate would result in the following:

	2017	2016	2015
Impact of a 1% increase in interest rates for contingent purchase consideration payable on net loss	134	(166)	(1,665)
Impact of a 1% decrease in interest rates for contingent purchase consideration payable on net loss	(131)	177	1,760
Impact of a 1% increase in interest rates above LIBOR floor for long-term debt on net loss	(3,971)	(18,009)	(6,331)

Credit Risk
Credit risk is the risk of a financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its contractual obligation. Financial instruments that potentially expose the Company to significant concentrations of credit risk consist of cash and cash equivalents, accounts receivables, other receivables and favourable derivative financial instruments. The Company’s investment policies are designed to mitigate the possibility of deterioration of principal, enhance the Company’s ability to meet its liquidity needs and provide high returns within those parameters. Management monitors the collectability of accounts receivable and estimates an allowance for doubtful accounts. As at December 31, 2017, the allowance for doubtful accounts was $2,777 (2016 – $2,922).

Concentrations of credit risk
Financial instruments that potentially subject the Company to significant concentrations of credit risk primarily consist of accounts receivable.
The Company evaluates the recoverability of its accounts receivable on an on-going basis. As of December 31, 2017, the Company’s three largest U.S. wholesale customers account for approximately 30% or $44 million of net trade receivables and 22% or $136 million of total revenue. The Company does not consider there to be additional concentration risk within the Concordia International segment.
Liquidity Risk
Liquidity risk is the risk that the Company will encounter difficulties in meeting its financial liability obligations as they become due. The Company has a planning and budgeting process in place to determine funds required to support the Company's normal operating requirements on an ongoing basis. Since inception, the Company has financed its cash requirements primarily through issuances of securities, short-term borrowings and issuances of long-term debt. The Company manages liquidity risk through working capital, cash flows and the availability and sourcing of financing.

Refer to Note 2 for a further discussion on the Company's realignment of its capital structure and related liquidity considerations.

The following tables summarize the Company’s significant contractual undiscounted cash flows as at December 31, 2017 and December 31, 2016:

As at	Dec 31, 2017
Financial Instruments	< 3 months	3 to 6 months	6 months to 1 year	1 to 2 years	2 to 5 years	Thereafter	Total
Accounts payable and accrued liabilities	95,345	—	—	—	—	—	95,345
Provisions	26,130	3,902	4,064	—	—	—	34,096
Long-term debt (a)	3,688,418	—	—	—	—	—	3,688,418
Interest on long-term debt (b)	106,568	—	—	—	—	—	106,568
Purchase consideration payable	1,000	—	1,000	1,000	11,191	1,000	15,191
Cross currency swap liability	114,431	—	—	—	—	—	114,431
	4,031,892	3,902	5,064	1,000	11,191	1,000	4,054,049

As at	Dec 31, 2016
Financial Instruments	< 3 months	3 to 6 months	6 months to 1 year	1 to 2 years	2 to 5 years	Thereafter	Total
Accounts payable and accrued liabilities	169,493	—	—	—	—	—	169,493
Provisions	19,441	2,786	5,007	—	—	—	27,234
Long-term debt (a)	10,720	10,720	55,052	42,881	1,612,335	1,975,835	3,707,543
Interest on long-term debt	26,623	104,337	140,466	261,298	744,511	181,220	1,458,455
Purchase consideration payable	105,072	—	503	2,503	6,295	7,377	121,750
Derivative financial instruments(c)	—	(2,056)	1,707	7,019	150	—	6,820
	331,349	115,787	202,735	313,701	2,363,291	2,164,432	5,491,295

(a) Long-term debt cash flows include an estimate of the minimum required annual excess cash flow sweep (refer to Note 14 (a)). No payments of excess cash flow were required to be made in 2017 and none are expected to be made in 2018. In addition, any payments that would be due as a result of the excess cash flow calculation would be stayed by the CBCA preliminary interim order. Refer to Notes 2 and 14 for details on long-term debt classification as at December 31, 2017 and the CBCA proceedings.
(b) The contractual interest amount as at December 31, 2017 reflects the accrued interest payable on long-term debt.
(c) Derivative financial instruments reflect the interest income, interest expense and principal amounts payable to and receivable from the counterparty under the contracts.